                                                                    Exhibit 99.1

                              [NATIONAL CITY LOGO]

                                   UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                               FEBRUARY 28, 2005





                                TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                                   2
CONSOLIDATED SELECTED AVERAGE BALANCES                                       4
CAPITALIZATION                                                               5
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                           5
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES          6
ASSET MANAGEMENT PERFORMANCE MEASURES                                        7
MORTGAGE BANKING STATISTICS                                                  7
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                          8

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Growth is evident across all major categories of the loan portfolio. Commercial loan activity has clearly picked up; however, spreads have tightened. Home equity growth continues to be very strong, while nonconforming lending production has slowed. Balances of mortgage loans held for sale have been trending down, reflecting lower levels of production, as expected. The flatter yield curve has reduced the carrying margin on loans held for sale. Consumer deposits are higher, and account retention and household profitability trends are positive. Total deposits are down slightly from the fourth quarter due to lower escrow-related balances and seasonal factors. Overall, net interest income for the first quarter is expected to be relatively flat compared to the fourth quarter, with earning asset growth offset by a lower net interest margin.

NONINTEREST INCOME AND EXPENSE

In general, core banking fees are expected to be flat compared to the fourth quarter. Mortgage banking revenue has been relatively strong due to sales of mortgage loans at National City Mortgage, servicing income, and positive net mortgage servicing hedging results through February, all of which have helped to offset the effects of lower sales and tighter gain-on-sale margins at First Franklin.

Non-interest expenses are trending below the run rate of the fourth quarter. Acquisition-related costs are expected to total $20 million to $25 million for the first quarter, including severance, retention, contract labor and other items, compared to approximately $39 million in the fourth quarter. With the successful conversion and integration of Provident in March, acquisition-related costs will decline further in subsequent quarters. In addition, National City is reassessing its accounting for operating leases with escalating rentals and expects to record a charge of up to $30 million in the first quarter to recognize rental expense on a straight-line basis.

CREDIT QUALITY

Asset quality in the corporate loan portfolio continues to improve, while credit trends in the consumer portfolio have been stable. There has been no significant change in risk areas highlighted in the 2004 Form 10-K.

CAPITAL

In the first two months of 2005, 8.9 million shares were repurchased in the open market, and through March 11 an additional 1.8 million shares were repurchased. Management intends to continue repurchasing shares over the next several months, subject to market conditions and applicable laws and regulations, in the context of a targeted tangible equity to tangible assets ratio of at least 6.5 percent.

                                   Unaudited
                           National City Corporation
                   Mid-Quarter Update to Financial Supplement
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ in millions)


------------------------------------------------------------------------------------------------------------------------------------

                                                               FEBRUARY   JANUARY  DECEMBER   NOVEMBER  OCTOBER  SEPTEMBER  AUGUST
                                                                 2005      2005      2004       2004      2004     2004      2004
                                                               ------------------  -------------------------------------------------
ASSETS
-----------------------------------------------------------
 AVAILABLE FOR SALE SECURITIES, AT COST                        $  8,646  $  8,939  $  9,348  $  9,573  $  9,653  $  9,460  $  9,618

 PORTFOLIO LOANS:
   Commercial                                                  $ 25,405  $ 25,198  $ 25,147  $ 25,171  $ 25,199  $ 24,852  $ 24,523
   Commercial construction                                        2,917     2,906     2,926     2,957     2,925     2,855     2,820
   Real estate - commercial                                      12,274    12,217    12,063    11,976    11,956    12,005    12,026
   Real estate - residential                                     30,330    30,277    30,743    30,551    30,348    30,063    29,592
   Home equity lines of credit                                   19,423    19,053    18,581    18,080    17,584    16,839    16,294
   Credit card and other unsecured lines of credit                2,338     2,400     2,393     2,327     2,329     2,309     2,282
   Other consumer                                                 8,325     8,309     7,966     7,911     7,884     7,719     7,545
                                                               ------------------  -------------------------------------------------
     TOTAL PORTFOLIO LOANS                                     $101,012  $100,360  $ 99,819  $ 98,973  $ 98,225  $ 96,642  $ 95,082
                                                               ==================  =================================================

 LOANS HELD FOR SALE OR SECURITIZATION:
   Commercial                                                  $     17  $     21  $     22  $     13  $     13  $     17  $     17
   Commercial real estate                                           214       315       384       371       223       278       348
   Mortgage:
      National City Mortgage Co.                                  8,170     9,092     9,259     9,289     8,827     8,748     8,498
      First Franklin                                              2,773     2,658     2,123     1,958     1,874     2,162     2,402
      National City Home Loan Services (formerly Altegra)             -        71       144         -         -         7         3
      Provident PCFS                                                  2         3         3         -        10        47        86
                                                               ------------------  -------------------------------------------------
   Total mortgage loans held for sale                            10,945    11,824    11,529    11,247    10,711    10,964    10,989
   Automobile loans held for securitization                           -         -         -         -         -         -         -
                                                               ------------------  -------------------------------------------------
     TOTAL LOANS HELD FOR SALE OR SECURITIZATION               $ 11,176  $ 12,160  $ 11,935  $ 11,631  $ 10,947  $ 11,259  $ 11,354
                                                               ==================  =================================================

LIABILITIES
-----------------------------------------------------------
 DEPOSITS:
   Noninterest bearing                                         $ 17,686  $ 18,203  $ 18,726  $ 19,309  $ 18,628  $ 18,729  $ 18,722
   NOW and money market accounts                                 29,145    29,260    29,730    29,893    29,928    29,449    29,715
   Savings accounts                                               2,548     2,567     2,634     2,744     2,742     2,613     2,648
   Consumer time                                                 17,197    16,914    16,739    16,669    16,585    16,401    16,337
                                                               ------------------  -------------------------------------------------
     CORE DEPOSITS                                               66,576    66,944    67,829    68,615    67,883    67,192    67,422
   Other                                                          4,895     4,821     4,822     5,183     5,140     5,065     5,373
   Foreign                                                        8,882    11,957    11,882     9,983     8,962     9,725     9,447
                                                               ------------------  -------------------------------------------------
     TOTAL DEPOSITS                                            $ 80,353  $ 83,722  $ 84,533  $ 83,781  $ 81,985  $ 81,982  $ 82,242
                                                               ==================  =================================================
 Federal funds borrowed and security repurchase agreements     $  6,984  $  7,553  $  7,623  $  6,846  $  6,900  $  7,400  $  8,012
 Borrowed funds                                                   1,607     1,298     1,270     1,507     2,175     1,616       800
 Long-term debt                                                  32,190    29,475    28,527    29,284    28,983    27,254    25,688

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                      $  2,462  $  2,673  $  3,017  $  3,168  $  2,902  $  2,815  $  2,720
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                        1,210     1,159     1,202     1,436     1,540     1,421     1,381
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                            108       102       107       118       104        99        92
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                            143       139       132       126       127       122       119
Noninterest bearing deposits excluding P&I, T&I, and NRR
  balances                                                       13,906    14,269    14,400    14,587    14,082    14,394    14,529
Core deposits excluding P&I, T&I, NRR, and IRR balances          62,653    62,871    63,371    63,767    63,210    62,735    63,110



---------------------------------------------------------------------------------------------------------------------------

                                                                  JULY      JUNE      MAY       APRIL     MARCH   FEBRUARY
                                                                  2004      2004      2004      2004      2004      2004
                                                               ------------------------------------------------------------
ASSETS
-----------------------------------------------------------
 AVAILABLE FOR SALE SECURITIES, AT COST                         $  9,923  $  6,541  $  6,656  $  6,740  $  6,423  $  6,565

 PORTFOLIO LOANS:
   Commercial                                                   $ 24,980  $ 19,596  $ 19,657  $ 19,337  $ 18,927  $ 18,843
   Commercial construction                                         2,771     2,279     2,259     2,274     2,228     2,249
   Real estate - commercial                                       11,947    10,967    10,940    10,550     9,820     9,817
   Real estate - residential                                      29,277    28,352    27,945    27,649    27,105    26,950
   Home equity lines of credit                                    15,626    13,342    12,845    12,270    11,732    11,373
   Credit card and other unsecured lines of credit                 2,252     2,189     2,257     2,248     2,251     2,281
   Other consumer                                                  7,435     7,040     7,130     7,458     7,391     7,412
                                                               -----------------------------------------------------------
     TOTAL PORTFOLIO LOANS                                      $ 94,288  $ 83,765  $ 83,033  $ 81,786  $ 79,454  $ 78,925
                                                               ===========================================================

 LOANS HELD FOR SALE OR SECURITIZATION:
   Commercial                                                   $    148  $     24  $     15  $     25  $      7  $      7
   Commercial real estate                                            357         -         -         -         -         -
   Mortgage:
      National City Mortgage Co.                                   9,424    10,861    11,832    11,202     9,816     9,063
      First Franklin                                               2,875     2,962     2,580     2,015     1,490     1,945
      National City Home Loan Services (formerly Altegra)              3         5        68       122         -         -
      Provident PCFS                                                 145         -         -         -         -         -
                                                               -----------------------------------------------------------
   Total mortgage loans held for sale                             12,447    13,828    14,480    13,339    11,306    11,008
   Automobile loans held for securitization                            -         -         -         -         -       732
                                                               -----------------------------------------------------------
     TOTAL LOANS HELD FOR SALE OR SECURITIZATION                $ 12,952  $ 13,852  $ 14,495  $ 13,364  $ 11,313  $ 11,747
                                                               ===========================================================

LIABILITIES
-----------------------------------------------------------
 DEPOSITS:
   Noninterest bearing                                          $ 18,741  $ 17,279  $ 18,127  $ 17,850  $ 16,505  $ 15,383
   NOW and money market accounts                                  30,159    28,626    28,696    28,518    27,758    27,252
   Savings accounts                                                2,774     2,584     2,594     2,550     2,400     2,350
   Consumer time                                                  16,217    13,618    13,471    13,332    12,910    13,021
                                                               -----------------------------------------------------------
     CORE DEPOSITS                                                67,891    62,107    62,888    62,250    59,573    58,006
   Other                                                           5,161     1,180     1,107     1,005       838       837
   Foreign                                                        10,253     9,701    10,100     7,617     6,135     6,633
                                                               -----------------------------------------------------------
     TOTAL DEPOSITS                                             $ 83,305  $ 72,988  $ 74,095  $ 70,872  $ 66,546  $ 65,476
                                                               ===========================================================
 Federal funds borrowed and security repurchase agreements      $  8,667  $  8,236  $  7,719  $  8,825  $  8,422  $  7,976
 Borrowed funds                                                      958     1,803     1,297     1,550       907     1,042
 Long-term debt                                                   24,438    20,533    20,295    19,257    19,829    21,405

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                       $  2,771  $  2,911  $  3,916  $  3,951  $  3,046  $  2,323
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                         1,340     1,185     1,132     1,139     1,057       967
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                              93         -         -         -         -         -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                             116         -         -         -         -         -
Noninterest bearing deposits excluding P&I, T&I, and NRR
  balances                                                        14,537    13,183    13,079    12,760    12,402    12,093
Core deposits excluding P&I, T&I, NRR, and IRR balances           63,571    58,011    57,840    57,160    55,470    54,716

                                   Unaudited
                           National City Corporation
                   Mid-Quarter Update to Financial Supplement
                          CAPITALIZATION (Period End)
               (In millions, except per share and employee data)


----------------------------------------------------------------------------------------------------------------------------

                                                     FEBRUARY  JANUARY  DECEMBER NOVEMBER OCTOBER SEPTEMBER   AUGUST    JULY
                                                       2005      2005     2004     2004     2004     2004      2004     2004
                                                    ------------------  ----------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
----------------------------------------------------
Number of common shares repurchased                       6.0      2.9      5.1      4.4      3.4      5.6      2.4      8.0
Average price per share of repurchased common shares  $ 35.90  $ 35.86  $ 37.10  $ 38.33  $ 38.40  $ 38.31  $ 37.09  $ 35.72
Total cost                                            $ 216.8  $ 104.0  $ 189.3  $ 168.2  $ 130.7  $ 214.8  $  87.5  $ 286.9
Common shares remaining under authorization(1)           28.2     34.2     37.1     17.2     21.6     25.0     30.6     33.0

Shares outstanding:
  Average basic                                         642.8    647.8    648.4    653.4    657.0    660.7    662.9    666.4
  Average diluted                                       652.9    658.2    660.8    667.2    670.8    675.4    677.3    678.6
  Ending common                                         640.1    646.0    646.7    651.5    655.4    658.3    662.6    662.7



---------------------------------------------------------------------------------------------

                                                         JUNE   MAY    APRIL  MARCH  FEBRUARY
                                                         2004   2004   2004   2004     2004
                                                    -----------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
----------------------------------------------------
Number of common shares repurchased                       9.0      -      -      -       .8
Average price per share of repurchased common shares  $ 35.06      -      -      -  $ 34.86
Total cost                                            $ 315.9      -      -      -  $  29.0
Common shares remaining under authorization(1)           41.0   50.0   50.0   50.0     50.0

Shares outstanding:
  Average basic                                         618.4  621.5  617.3  606.4    605.4
  Average diluted                                       625.0  627.8  623.6  613.8    612.2
  Ending common                                         612.9  621.6  621.3  606.6    605.5


(1) In December 2004, National City's Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.


                                       FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)
-----------------------------------------------------------------------------------------------------------------------------------

                                                  FEBRUARY JANUARY  DECEMBER NOVEMBER OCTOBER SEPTEMBER  AUGUST    JULY     JUNE
                                                    2005     2005     2004     2004     2004     2004     2004     2004     2004
                                                  ----------------  ---------------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services   13,266   13,115   13,091   12,803   12,654   12,678   12,733   12,881   12,334
  Wholesale Banking                                 2,328    2,296    2,282    2,280    2,259    2,272    2,257    2,288    1,683
  National City Mortgage Co.                        7,925    7,885    7,795    7,743    7,708    7,657    7,709    7,719    7,800
  National Consumer Finance
     First Franklin Financial Corporation           2,393    2,380    2,391    2,492    2,488    2,481    2,450    2,369    2,241
     National City Home Loan Services                 333      325      325      326      333      326      326      332      338
     National Home Equity                             429      431      415      412      411      415      429      437      391
     National City Warehouse Resources                 87       86       69       70       68       63       64       66        -
     Provident PCFS(2)                                  -        -      245      262      369      437      448      455        -
                                                  ----------------  ---------------------------------------------------------------
  Total National Consumer Finance                   3,242    3,222    3,445    3,562    3,669    3,722    3,717    3,659    2,970
  Asset Management                                  1,527    1,530    1,517    1,514    1,527    1,522    1,522    1,556    1,500
  National Processing(3)                                -        -        -        -        -    1,608    1,621    1,673    1,655

CORPORATE SUPPORT STAFF(4)                          7,024    7,004    7,100    7,244    7,253    6,933    7,018    7,199    6,120
                                                  ----------------  ---------------------------------------------------------------
  TOTAL EMPLOYEES                                  35,312   35,052   35,230   35,146   35,070   36,392   36,577   36,975   34,062
                                                  ================  ===============================================================


-------------------------------------------------------------------------------------

                                                   MAY      APRIL    MARCH  FEBRUARY
                                                   2004     2004     2004      2004
                                                  -----------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services  12,229   12,232   11,996   11,966
  Wholesale Banking                                1,690    1,673    1,590    1,574
  National City Mortgage Co.                       7,776    7,798    7,678    7,691
  National Consumer Finance
     First Franklin Financial Corporation          2,157    2,072    2,012    1,970
     National City Home Loan Services                338      331      328      337
     National Home Equity                            365      331      312      305
     National City Warehouse Resources                 -        -        -        -
     Provident PCFS(2)                                 -        -        -        -
                                                  -----------------------------------
  Total National Consumer Finance                  2,860    2,734    2,652    2,612
  Asset Management                                 1,484    1,488    1,475    1,480
  National Processing(3)                           1,639    1,660    1,671    1,683

CORPORATE SUPPORT STAFF(4)                         5,988    6,027    5,974    6,007
                                                  -----------------------------------
  TOTAL EMPLOYEES                                 33,666   33,612   33,036   33,013
                                                  ===================================

(1)  Represents period-end, active, full-time equivalent employees
(2)  In December 2004, the Provident PCFS business was sold
(3)  In October 2004, the National Processing business was sold
(4) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    Unaudited
                           National City Corporation
                   Mid-Quarter Update to Financial Supplement
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


----------------------------------------------------------------------------------------------------------------------------------

                                                     FEBRUARY   JANUARY    DECEMBER     NOVEMBER   OCTOBER   SEPTEMBER   AUGUST
                                                       2005      2005        2004         2004      2004        2004      2004
                                                  ---------------------  ---------------------------------------------------------

AVERAGE TOTAL DEPOSITS (IN MILLIONS)(1)             $52,115    $51,988     $52,062     $51,611    $51,578    $51,867     $52,087

PERIOD-END DEPOSIT ACCOUNT METRICS(1)
------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,742      1,740       1,748       1,734      1,741      1,750       1,758
     Interest bearing checking                          867        857         844         837        831        830         825
     Money market savings                               620        599         583         557        549        541         531
     Regular savings                                    738        749         761         766        779        796         808
                                                  ---------------------  ---------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,967      3,945       3,936       3,894      3,900      3,917       3,922
                                                  ---------------------  ---------------------------------------------------------

Average account size:
     Noninterest bearing checking                    $2,221     $2,132      $2,192      $2,044     $2,150     $2,012      $2,038
     Interest bearing checking                        9,196      9,220       9,671       9,435      9,554      9,575       9,893
     Money market savings                            22,674     23,488      24,025      25,179     25,781     26,334      27,090
     Regular savings                                  2,903      2,853       2,847       2,786      2,771      2,735       2,727
                                                  ---------------------  ---------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                 $7,067     $7,052      $7,159      $7,088     $7,178     $7,123      $7,223
                                                  ---------------------  ---------------------------------------------------------

BUSINESS DEPOSITS:
Number of accounts (in thousands)                       377        376         374         370        369        368         363
Average account size                                $19,662    $19,441     $19,444     $20,429    $20,223    $20,173     $20,245

TIME DEPOSITS:
Number of accounts (in thousands)                       950        940         935         922        932        936         936
Average account size                                $17,683    $17,552     $17,392     $17,295    $17,036    $16,985     $16,927

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
------------------------------------------------
Installment loan originations:
  Home equity(3)                                      1,758      1,339       2,486       2,055      1,920      2,201       3,354
  Other(4)                                            1,361      1,336       1,285       1,584      1,600      1,886       1,817
Home equity and other lines of credit                 4,997      4,635       5,298       6,057      7,262      7,445       7,465
                                                  ---------------------  ---------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                 8,116      7,310       9,069       9,696     10,782     11,532      12,636
                                                  ---------------------  ---------------------------------------------------------

BANK BRANCHES AND OTHER
------------------------------------------------
Total bank branches                                   1,226      1,227       1,222       1,222      1,224      1,206       1,207
ATMs                                                  1,937      1,958       1,948       1,948      1,945      1,931       2,106
Online banking customers                          1,038,882  1,023,818   1,014,403   1,005,659    997,355    975,392     968,093


----------------------------------------------------------------------------------------------------------------------------------

                                                       JULY         JUNE        MAY         APRIL        MARCH      FEBRUARY
                                                       2004         2004        2004         2004         2004        2004
                                                   ---------------------------------------------------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)(1)               $52,411      $48,407     $48,391      $48,115      $46,714      $46,330

PERIOD-END DEPOSIT ACCOUNT METRICS(1)
------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                       1,756        1,660       1,659        1,664        1,651        1,648
     Interest bearing checking                            820          750         744          739          720          718
     Money market savings                                 511          496         482          470          457          455
     Regular savings                                      834          807         824          837          825          824
                                                   ---------------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS               3,921        3,713       3,709        3,710        3,653        3,645
                                                   ---------------------------------------------------------------------------

Average account size:
     Noninterest bearing checking                      $2,037       $2,002      $2,129       $2,171       $1,957       $2,057
     Interest bearing checking                         10,330       10,549      10,987       11,099       11,097       11,103
     Money market savings                              28,678       28,858      30,088       30,801       30,743       30,649
     Regular savings                                    2,712        2,822       2,812        2,776        2,607        2,543
                                                   ---------------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                   $7,385       $7,492      $7,695       $7,716       $7,506       $7,518
                                                   ---------------------------------------------------------------------------

BUSINESS DEPOSITS:
Number of accounts (in thousands)                         362          333         331          329          321          318
Average account size                                  $20,679      $19,324     $19,327      $19,148      $19,651      $19,038

TIME DEPOSITS:
Number of accounts (in thousands)                         936          805         803          809          782          789
Average account size                                  $16,832      $16,451     $16,290      $16,160      $15,900      $15,917

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
------------------------------------------------
Installment loan originations:
  Home equity(3)                                        2,375        2,414       2,565        2,369        2,568        1,661
  Other(4)                                              1,574        1,762       1,571        1,727        1,739        1,213
Home equity and other lines of credit                   9,865        7,314       8,121        7,163        6,402        4,519
                                                   ---------------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                  13,814       11,490      12,257       11,259       10,709        7,393
                                                   ---------------------------------------------------------------------------

BANK BRANCHES AND OTHER
------------------------------------------------
Total bank branches                                     1,207        1,142       1,146        1,143        1,107        1,107
ATMs                                                    2,101        1,642       1,631        1,624        1,565        1,567
Online banking customers                              944,853      900,074     880,017      869,162      850,784      831,194


(1) Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services

(2) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   Unaudited
                           National City Corporation
                   Mid-Quarter Update to Financial Supplement
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ in millions)


-----------------------------------------------------------------------------------------------------------------------------------

                                                  FEBRUARY   JANUARY       DECEMBER   NOVEMBER    OCTOBER    SEPTEMBER     AUGUST
                                                    2005       2005          2004       2004        2004        2004        2004
                                                 ---------------------  -----------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------
Managed assets:
   Value at beginning of period                  $  60,868   $  63,038   $  61,262   $  60,332   $  60,322   $  60,743   $  60,984
   Acquisition                                           -           -           -           -         257           -           -
   Estimated change due to market impact               809        (619)        944         994      (1,825)        265         360
   Other activity, net                                 399      (1,551)        832         (64)      1,578        (686)       (601)
                                                 ---------------------  -----------------------------------------------------------
   Value at end of period                           62,076      60,868      63,038      61,262      60,332      60,322      60,743
                                                 ---------------------  -----------------------------------------------------------

Non-managed assets:
   Value at beginning of period                     45,377      45,739      46,508      48,005      47,327      47,191      46,635
   Acquisition                                           -           -           -           -         137           -           -
   Divestiture(1)                                        -           -           -           -           -           -           -
   Estimated change due to market impact               630        (844)        866         820       1,231         176         121
   Other activity, net                                 275         482      (1,635)     (2,317)       (690)        (40)        435
                                                 ---------------------  -----------------------------------------------------------
   Value at end of period                           46,282      45,377      45,739      46,508      48,005      47,327      47,191
                                                 ---------------------  -----------------------------------------------------------
   TOTAL ASSETS AT END OF PERIOD                 $ 108,358   $ 106,245   $ 108,777   $ 107,770   $ 108,337   $ 107,649   $ 107,934
                                                 =====================  ===========================================================

PROPRIETARY MUTUAL FUND ASSETS (included above)  $  12,763   $  12,794   $  13,483   $  13,450   $  13,621   $  13,446   $  13,308


---------------------------------------------------------------------------------------------------------------------

                                                    JULY        JUNE       MAY         APRIL       MARCH    FEBRUARY
                                                    2004        2004       2004        2004        2004       2004
                                                 --------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------
Managed assets:
   Value at beginning of period                  $  59,757   $  59,741   $  58,892   $  59,730   $  61,037  $  60,353
   Acquisition                                       3,218           -           -         645           -          -
   Estimated change due to market impact            (1,327)        919         124        (785)       (370)       597
   Other activity, net                                (664)       (903)        725        (698)       (937)        87
                                                 --------------------------------------------------------------------
   Value at end of period                           60,984      59,757      59,741      58,892      59,730     61,037
                                                 --------------------------------------------------------------------

Non-managed assets:
   Value at beginning of period                     41,096      51,689      52,320      52,219      52,564     51,815
   Acquisition                                       6,710           -           -          54           -          -
   Divestiture(1)                                        -     (10,805)          -           -           -          -
   Estimated change due to market impact              (747)        358         237        (513)       (450)       660
   Other activity, net                                (424)       (146)       (868)        560         105         89
                                                 --------------------------------------------------------------------
   Value at end of period                           46,635      41,096      51,689      52,320      52,219     52,564
                                                 --------------------------------------------------------------------
   TOTAL ASSETS AT END OF PERIOD                 $ 107,619   $ 100,853   $ 111,430   $ 111,212   $ 111,949  $ 113,601
                                                 ====================================================================

PROPRIETARY MUTUAL FUND ASSETS (included above)  $  13,611   $  14,131   $  14,042   $  14,031   $  14,361  $  14,892


(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004


                          MORTGAGE BANKING STATISTICS
                                ($ in millions)

-----------------------------------------------------------------------------------------------------------------------------------

                                                   FEBRUARY    JANUARY    DECEMBER   NOVEMBER     OCTOBER   SEPTEMBER      AUGUST
                                                     2005        2005       2004        2004        2004       2004         2004
                                                  ----------------------  ---------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                 $   8,585   $   7,469   $   7,694  $   7,984   $   8,633   $   9,094   $   9,096
First Franklin                                        3,225       3,088       3,607      3,748       3,956       4,098       4,492
                                                  ----------------------  ---------------------------------------------------------
   TOTAL APPLICATIONS                             $  11,810   $  10,557   $  11,301  $  11,732   $  12,589   $  13,192   $  13,588
                                                  ----------------------  ---------------------------------------------------------

Percentage of NCMC applications represented by
   refinances                                            56%         56%         57%        55%         54%         52%         48%

ORIGINATIONS:
NCMC Retail                                       $   2,231   $   2,149   $   2,684  $   2,729   $   2,644   $   2,577   $   2,648
NCMC Wholesale                                        2,337       2,599       2,980      2,892       2,483       2,710       2,659
Less: portfolio loan originations                      (378)       (353)       (437)      (457)       (449)       (448)       (466)
                                                  ----------------------  ---------------------------------------------------------
     Total NCMC originations for sale                 4,190       4,395       5,227      5,164       4,678       4,839       4,841

Total First Franklin loan originations                1,685       1,585       2,234      2,347       2,372       2,335       2,666
Less: portfolio loan originations                      (152)       (664)       (772)      (813)     (1,009)       (773)     (1,013)
                                                  ----------------------  ---------------------------------------------------------
     Total First Franklin originations for sale       1,533         921       1,462      1,534       1,363       1,562       1,653

                                                  ----------------------  ---------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                $   5,723   $   5,316   $   6,689  $   6,698   $   6,041   $   6,401   $   6,494
                                                  ======================  =========================================================

Percentage of NCMC originations represented by
   refinances                                            58%         57%         55%        57%         52%         47%         43%
Percentage of First Franklin originations
   represented by refinances                             39%         35%         34%        37%         35%         31%         33%

LOAN SALES
--------------------------------------------------
NCMC loans sold servicing retained                $   4,302   $   4,787   $   4,341  $   4,451   $   3,812   $   4,381   $   4,161
NCMC loans sold servicing released                      126         162         136        154         210         237          92
                                                  ----------------------  ---------------------------------------------------------
     Total NCMC loan sales                            4,428       4,949       4,477      4,605   $   4,022   $   4,618   $   4,253
First Franklin loans sold servicing retained              -         401         970        949           -           -           -
First Franklin loans sold servicing released              -       1,141         330        382       1,565       1,678       2,625
                                                  ----------------------  ---------------------------------------------------------
     Total First Franklin loan sales                      -       1,542       1,300      1,331       1,565       1,678       2,625
                                                  ----------------------  ---------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                      $   4,428   $   6,491   $   5,777  $   5,936   $   5,587   $   6,296   $   6,878
                                                  ======================  =========================================================

SERVICING DATA
--------------------------------------------------
NCMC mortgage loans serviced for third parties    $ 155,781   $ 154,142   $ 152,367  $ 152,365   $ 151,280   $ 150,329   $ 150,290
First Franklin mortgage loans serviced for
   third parties                                      2,677       2,697       1,913        949           -           -           -
                                                  ----------------------  ---------------------------------------------------------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD
        PARTIES                                   $ 158,458   $ 156,839   $ 154,280  $ 153,314   $ 151,280   $ 150,329   $ 150,290
                                                  ======================  =========================================================


-----------------------------------------------------------------------------------------------------------------------

                                                     JULY        JUNE        MAY         APRIL       MARCH     FEBRUARY
                                                     2004        2004        2004        2004        2004        2004
                                                  ---------------------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                 $   8,221   $   8,429   $   7,845   $   9,032   $  13,982   $   8,315
First Franklin                                        4,385       5,920       5,127       4,656       3,809       3,450
                                                  ---------------------------------------------------------------------
   TOTAL APPLICATIONS                             $  12,606   $  14,349   $  12,972   $  13,688   $  17,791   $  11,765
                                                  ---------------------------------------------------------------------

Percentage of NCMC applications represented by
   refinances                                            42%         39%         41%         49%         66%         59%

ORIGINATIONS:
NCMC Retail                                       $   2,510   $   2,871   $   3,026   $   3,941   $   3,254   $   2,367
NCMC Wholesale                                        2,396       2,551       2,616       3,723       3,341       2,391
Less: portfolio loan originations                      (467)       (521)       (456)       (475)       (414)       (298)
                                                  ---------------------------------------------------------------------
     Total NCMC originations for sale                 4,439       4,901       5,186       7,189       6,181       4,460

Total First Franklin loan originations                2,742       3,556       2,786       2,440       2,463       1,716
Less: portfolio loan originations                    (1,049)     (1,285)       (880)       (891)       (684)       (429)
                                                  ---------------------------------------------------------------------
     Total First Franklin originations for sale       1,693       2,271       1,906       1,549       1,779       1,287

                                                  ---------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                $   6,132   $   7,172   $   7,092   $   8,738   $   7,960   $   5,747
                                                  =====================================================================

Percentage of NCMC originations represented by
   refinances                                            39%         42%         53%         67%         64%         63%
Percentage of First Franklin originations
   represented by refinances                             33%         34%         33%         34%         35%         34%

LOAN SALES
--------------------------------------------------
NCMC loans sold servicing retained                $   5,500   $   5,483   $   5,820   $   5,432   $   4,529   $   4,656
NCMC loans sold servicing released                       88         119          79         114         102          84
                                                  ---------------------------------------------------------------------
     Total NCMC loan sales                        $   5,588   $   5,602   $   5,899   $   5,546   $   4,631   $   4,740
First Franklin loans sold servicing retained              -           -           -           -           -           -
First Franklin loans sold servicing released          1,263       2,317       1,358       1,212       2,505         129
                                                  ---------------------------------------------------------------------
     Total First Franklin loan sales                  1,263       2,317       1,358       1,212       2,505         129
                                                  ---------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                      $   6,851   $   7,919   $   7,257   $   6,758   $   7,136   $   4,869
                                                  =====================================================================

SERVICING DATA
--------------------------------------------------
NCMC mortgage loans serviced for third parties    $ 149,293   $ 146,958   $ 144,859   $ 143,750   $ 144,598   $ 145,888
First Franklin mortgage loans serviced for
   third parties                                          -           -           -           -           -           -
                                                  ---------------------------------------------------------------------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD
        PARTIES                                   $ 149,293   $ 146,958   $ 144,859   $ 143,750   $ 144,598   $ 145,888
                                                  =====================================================================

(1)  Includes loans originated for sale and to be held in portfolio

                                   Unaudited
                           National City Corporation
                   Mid-Quarter Update to Financial Supplement
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                                    FEBRUARY   JANUARY     DECEMBER    NOVEMBER    OCTOBER    SEPTEMBER    AUGUST
                                                      2005       2005        2004        2004        2004        2004       2004
                                                  ----------------------- ----------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                $   1,685   $   1,585  $    2,234  $   2,347   $   2,372   $   2,335   $   2,666
  Weighted-average note rate                            7.04%       7.01%      6.95%       6.88%       6.91%       7.02%       7.08%
  Weighted-average credit score(2)                       651         651        653         652         654         653         653

SALES:
  Total sales of First Franklin loans to third
     parties                                               -   $   1,542  $   1,300   $   1,331   $   1,565   $   1,678   $   2,625
  Total production revenue                                (5)         34         24          24          29          37          66

PORTFOLIO STATISTICS(3)
--------------------------------------------------
Period-end portfolio balance                       $  18,706   $  18,519  $  18,260   $  18,597   $  18,273   $  18,116   $  17,729
Weighted-average note rate                              6.75%       6.74%      6.76%       6.85%       6.85%       6.84%       6.83%
Weighted-average loan size                         $ 126,423   $ 127,577  $ 126,680   $ 121,520   $ 122,564   $ 124,399   $ 126,552
Weighted-average credit score(2)(4)                      648         648        648         649         648         650         650
First-lien weighted-average loan-to-value ratio(5)     77.76%      77.76%     77.78%      77.79%      77.78%      77.80%      77.82%


-------------------------------------------------------------------------------------------------------------------------

                                                     JULY         JUNE        MAY        APRIL      MARCH      FEBRUARY
                                                     2004         2004        2004       2004        2004        2004
                                                  -----------------------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                $   2,742   $   3,556   $   2,786   $   2,440   $   2,463   $   1,716
  Weighted-average note rate                            7.04%       6.74%       6.61%       6.61%       6.64%       6.71%
  Weighted-average credit score(2)                       654         660         660         654         651         651

SALES:
  Total sales of First Franklin loans to third
     parties                                       $   1,263   $   2,317   $   1,358   $   1,212   $   2,505   $     129
  Total production revenue                                25          81          44          40          85          12

PORTFOLIO STATISTICS(3)
--------------------------------------------------
Period-end portfolio balance                       $  17,369   $  16,714   $  16,436   $  16,062   $  15,627   $  15,557
Weighted-average note rate                              6.83%       6.84%       6.91%       6.98%       7.06%       7.13%
Weighted-average loan size                         $ 128,843   $ 131,240   $ 129,969   $ 128,621   $ 126,960   $ 126,186
Weighted-average credit score(2)(4)                      650         649         648         647         648         648
First-lien weighted-average loan-to-value ratio(5)     77.83%      77.85%      77.94%      77.86%      77.84%      77.85%

(1) First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.
(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.
(3)  These loans retained in the residential real estate portfolio.
(4) Based upon most recent available FICO(R)score for borrowers. FICO(R)scores are updated quarterly.
(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.




                                                                               8